Exhibit 10.1

SHARE PURCHASE AGREEMENT

This Share Purchase Agreement (this "Agreement") is dated as of April 22, 2008, among SECURED DIGITAL STORAGE CORPORATION., a New Mexico corporation (the "Company"), and the investors identified on the signature pages hereto (each, an "Investor" and collectively, the "Investors").

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act, the Company desires to issue and sell to each Investor, and each Investor, severally and not jointly, desires to purchase from the Company certain securities of the Company, as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Investors agree as follows:

ARTICLE I.
DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this Section 1.1:

"Action" means any action, claim, suit, inquiry, notice of violation, proceeding or investigation pending or threatened in writing against or affecting the Company or any of its properties before or by any court, arbitrator, governmental or administrative agency, regulatory authority (federal, state, county, local or foreign), stock market, stock exchange or trading facility.

"Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144.

"Business Day" means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of Illinois are authorized or required by law or other governmental action to close.

"Closing" means the closing of the purchase and sale of the Shares pursuant to Article II.

"Closing Date" means the date of the Closing.

"Commission" means the Securities and Exchange Commission.

"Common Stock" means the Common Stock of the Company, no par value per share.

"Common Stock Equivalents" means any options, warrants, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities (debt or equity), rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, directly or indirectly, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of Common Stock at any time.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Investment Amount" means, with respect to each Investor, the investment amount indicated below such Investor's name on the signature page of this Agreement.

"Lien" means any lien, charge, encumbrance, security interest, right of first refusal or other restrictions of any kind.

"Per Share Purchase Price" equals $.80 and applies to each Share.

"Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

"Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

"Securities Act" means the Securities Act of 1933, as amended.

"Shares" means the shares of Common Stock issued or issuable to the Investors pursuant to this Agreement.

"Subsidiary" means, with respect to any Person, any corporation, association or other business entity of which more than 50% of the total voting power of shares of stock or other equity interest entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereto is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof.

"Trading Day" means (i) a day on which the Common Stock is traded on a Trading Market, or (ii) if the Common Stock is not listed on a Trading Market, a day on which the Common Stock is traded in the over-the-counter market is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i) or (ii) hereof, then Trading Day shall mean a Business Day.

"Trading Market" means whichever of the New York Stock Exchange, the American Stock Exchange, the NASDAQ National Market, the NASDAQ SmallCap Market or OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

"Transaction Documents" means this Agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder.

ARTICLE II.
PURCHASE AND SALE

2.1 Closing. Subject to the terms and conditions set forth in this Agreement, at the Closing the Company shall issue and sell to each Investor, and each Investor shall, severally and not jointly, purchase from the Company, the Closing Shares (as defined below), at the Per Share Purchase Price, representing such Investor's Investment Amount. The Closing shall take place at the offices of the Company, as soon as practicable after the date this Agreement is executed and delivered by the parties or at such other location or time as the parties may agree. In order to facilitate a timely Closing, each Investor hereby agrees to deliver its Investment Amount, in U.S. dollars and immediately available funds, to an escrow account designated by the Company promptly following its execution of this Agreement.

2.2 Closing Deliveries.

(a) At the Closing, the Company shall deliver or cause to be delivered to each Investor a certificate evidencing a number of Shares (the "Closing Shares") equal to such Investor's Investment Amount divided by the Per Share Purchase Price, registered in the name of such Investor (or an instruction letter to the Company’s transfer agent to promptly issue such certificates).

(b) At the Closing, each Investor shall deliver or cause to be delivered to the Company its Investment Amount, in United States dollars and in immediately available funds, by wire transfer to an account designated in writing by the Company for such purpose or by check.

ARTICLE III.
REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to each Investor, except in each instance as otherwise disclosed in any reports filed by the Company with the Commission under the Securities Act and the Exchange Act:

(a) Organization; Subsidiaries. The Company is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company has no Subsidiaries.

(b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company in connection therewith. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

(c) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company, the issuance and sale of the Shares and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company's certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or by which any property or asset of the Company is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject, or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate, have a material adverse effect on the Company.

(d) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) the filings required in accordance with Section 4.2, and (ii) those that have been made or obtained prior to the date of this Agreement.

(e) Issuance of the Shares. The Shares have been duly authorized and, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, and the Shares will be fully paid and nonassessable, free and clear of all Liens. The issuance of the Shares is not subject to any preemptive or similar rights to subscribe for or purchase securities.

(f) Capitalization. The number of shares and type of all authorized, issued and outstanding capital stock of the Company, and all shares of Common Stock reserved for issuance under the Company's various option and incentive plans, is set forth in the disclosure materials (a set of which is attached to this Agreement as Exhibit A). Except as set forth in the disclosure materials (a set of which is attached to this Agreement as Exhibit A), no securities of the Company are entitled to preemptive or similar rights, and no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents.

(g) Litigation. There is no Action which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Shares or (ii) if there were an unfavorable decision, individually or in the aggregate, have a material adverse effect on the Company.

3.2 Representations and Warranties of the Investors. Each Investor hereby, for itself and for no other Investor, represents and warrants to the Company as follows:

(a) Organization; Authority. Such Investor has the power and authority to enter into and to consummate the transactions contemplated by the applicable Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by such Investor of the transactions contemplated by this Agreement has been duly authorized by all necessary action, if required, on the part of such Investor. This Agreement has been (or upon delivery will have been) duly executed by such Investor, and when delivered by such Investor in accordance with terms hereof, will constitute the valid and legally binding obligation of such Investor, enforceable against it in accordance with its terms.

(b) Investment Intent. Such Investor is acquiring the Shares as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Shares or any part thereof. Such Investor is acquiring the Shares hereunder in the ordinary course of its business. Such Investor does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Shares. Such Investor does not have any agreement or understanding, directly or indirectly, with any other Investor with respect to (i) the acquisition of the Shares, (ii) the holding of the Shares, (iii) the disposition of the Shares, or (iv) the voting of the Shares.

(c)  Investor Status. At the time such Investor was offered the Shares, it was, and at the date hereof it is, an "accredited investor" as defined in Rule 501(a) under the Shares Act. Such Investor is not a registered broker-dealer under Section 15 of the Exchange Act. To such Investor's knowledge, neither such Investor nor any officer or director of such Investor, in his or her capacity as such, is subject to any investigation or order by the Commission or any administrative organization with oversight over any Trading Market that relates to the acquisition, disposition, voting or holding of any securities.

(d) General Solicitation. Such Investor is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(e) Access to Information. Such Investor acknowledges that it has reviewed the disclosure materials made available by the Company (as set of which has been attached to this Agreement) and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Shares; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the Shares. Neither such inquiries nor any other investigation conducted by or on behalf of such Investor or its representatives or counsel shall modify, amend or affect such Investor's right to rely on the truth, accuracy and completeness of the disclosure materials (a set of which is attached to this Agreement as Exhibit A) and the Company's representations and warranties contained in the Transaction Documents.

(f) Independent Investment Decision. Such Investor has independently evaluated the merits of its decision to purchase Shares pursuant to this Agreement, such decision has been independently made by such Investor and such Investor confirms that it has only relied on the advice of its own business and/or legal counsel and not on the advice of any other Investor's business and/or legal counsel in making such decision.

Article IV.
OTHER AGREEMENTS OF THE PARTIES

4.1 (a) The Shares may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of the Shares other than pursuant to an effective registration statement, or to the Company, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Shares under the Securities Act.

(b) Certificates evidencing the Shares will contain the following legend, until such time as they are not required under Section 4.1(c):

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION OR QUALIFICATION REQUIREMENTS OF ALL APPLICABLE STATE SECURITIES LAWS, AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

(c) Certificates evidencing the Shares shall not contain any legend (including the legend set forth in Section 4.1(b)): (i) following a sale of such Shares pursuant to an effective registration statement, or (ii) following a sale of such Shares pursuant to Rule 144, or (iii) while such Shares are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Securities Act.

4.2 Securities Laws Disclosure; Publicity. The Company shall issue a press release in its reasonable discretion disclosing the transactions contemplated hereby and file a current report on Form 8-K disclosing the material terms of the transactions contemplated hereby. In addition, the Company will make such other filings and notices in the manner and time required by the Commission and the Trading Market on which the Common Stock is listed, if any.

4.3 Indemnification. Each of the parties hereto indemnify and hold each other and their respective directors, officers, shareholders, partners, employees and agents (each, a "Party") harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation (collectively, "Losses") that any such indemnified Party may suffer or incur as a result of or relating to any misrepresentation, breach or inaccuracy of any representation, warranty, covenant or agreement made by the indemnifying Party in any Transaction Document.

4.4 Use of Proceeds. The Company shall use the net proceeds from the sale of the Shares hereunder for working capital or other general corporate purposes, including, without limitation, acquisitions.

ARTICLE V.
MISCELLANEOUS

5.1 Fees and Expenses. Each Investor and the Company shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of the Transaction Documents.

5.2 Entire Agreement. The Transaction Documents, together with the Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 3:30 p.m. (Chicago time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 3:30 p.m. (Chicago time) on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to Company, to:	Secured Digital Storage Corporation
2001 Butterfield Road, Suite 1050
Downers Grove, IL 60515
Facsimile: (630) 271-1203

If to an Investor: To the address set forth under such Investor's name on the signature pages hereof;

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

5.4 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed by the Company and the Investor or Investors against whom such waiver or amendment is to be enforced. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

5.5 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any of the Transaction Documents.

5.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may assign this Agreement. Any Investor may assign any or all of its rights under this Agreement to any Person to whom such Investor assigns or transfers any Shares upon written consent of the Company

5.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

5.8 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Illinois, without regard to the principles of conflicts of law thereof. Each party agrees that all Actions concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the state and federal courts sitting in Cook County, Illinois (the "Illinois Courts"). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the Illinois Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of the any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Action, any claim that it is not personally subject to the jurisdiction of any such Illinois Court, or that such Action has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Action by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

5.9 Survival. The representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery of the Shares.

5.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

5.11 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

5.12 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Investors and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.13 Independent Nature of Investors' Obligations and Rights. The obligations of each Investor under any Transaction Document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Transaction Document. The decision of each Investor to purchase Shares pursuant to the Transaction Documents has been made by such Investor independently of any other Investor. Nothing contained herein or in any Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no Investor will be acting as agent of such Investor in connection with monitoring its investment in the Shares or enforcing its rights under the Transaction Documents. Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Share Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

SECURED DIGITAL STORAGE CORP.

/s/ William M. Lynes
Name: William M. Lynes
Title: Chief Executive Officer

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGES FOR INVESTORS FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Share Purchase Agreement as of the date first written above.

[INVESTOR]

By: /s/ Don Hauschild
Name: Don Hauschild

Investment Amount: $50,000

IN WITNESS WHEREOF, the parties have executed this Share Purchase Agreement as of the date first written above.

[INVESTOR]

By: /s/ Dave Beamish
Name: Dave Beamish

Investment Amount: $44,000

IN WITNESS WHEREOF, the parties have executed this Share Purchase Agreement as of the date first written above.

[INVESTOR]

By: /s/ Paul Hauschild
Name: Paul Hauschild

Investment Amount: $50,000

IN WITNESS WHEREOF, the parties have executed this Share Purchase Agreement as of the date first written above.

[INVESTOR]

Norman F. Siegel Living Trust dated July 26th, 2005

By: /s/ Norman F. Siegel
Name: Norman F. Siegel
Title: Trustee

Investment Amount: $300,000

IN WITNESS WHEREOF, the parties have executed this Share Purchase Agreement as of the date first written above.

[INVESTOR]

By: /s/ Albert Pick III
Name: Albert Pick III

Investment Amount: $20,000

IN WITNESS WHEREOF, the parties have executed this Share Purchase Agreement as of the date first written above.

[INVESTOR]

By: /s/ Mark A. Bublick
Name: Mark A. Bublick

Investment Amount: $40,000

IN WITNESS WHEREOF, the parties have executed this Share Purchase Agreement as of the date first written above.

[INVESTOR]

By: /s/ Scott R. Shaffer
Name: Scott R. Shaffer

Investment Amount: $120,000

IN WITNESS WHEREOF, the parties have executed this Share Purchase Agreement as of the date first written above.

[INVESTOR]

By: /s/ Robert J. Pierce
Name: Robert J. Pierce

Investment Amount: $80,000

IN WITNESS WHEREOF, the parties have executed this Share Purchase Agreement as of the date first written above.

[INVESTOR]

By: /s/ Mark D. Shoup
Name: Mark D. Shoup

Investment Amount: $5,000

IN WITNESS WHEREOF, the parties have executed this Share Purchase Agreement as of the date first written above.

[INVESTOR]

By: /s/ Michael McShane
Name: Michael McShane

Investment Amount: $40,000

IN WITNESS WHEREOF, the parties have executed this Share Purchase Agreement as of the date first written above.

[INVESTOR]

By: /s/ Mark Moran
Name: Mark Moran

Investment Amount: $160,000

IN WITNESS WHEREOF, the parties have executed this Share Purchase Agreement as of the date first written above.

[INVESTOR]

By:/s/ Jeff Stone Properties, Inc.
Name:
Title:

Investment Amount: $140,000

IN WITNESS WHEREOF, the parties have executed this Share Purchase Agreement as of the date first written above.

[INVESTOR]

By: /s/ Donald B. Saunders
Name: Donald B. Saunders

Investment Amount: $40,000

IN WITNESS WHEREOF, the parties have executed this Share Purchase Agreement as of the date first written above.

[INVESTOR]

By: /s/ Aileen Daly
Name: Aileen Daly

Investment Amount: $50,000

IN WITNESS WHEREOF, the parties have executed this Share Purchase Agreement as of the date first written above.

[INVESTOR]

By: /s/ Robert E. Hord, Jr.
Name: Robert E. Hord, Jr.

Investment Amount: $50,000

IN WITNESS WHEREOF, the parties have executed this Share Purchase Agreement as of the date first written above.

[INVESTOR]

By: /s/ Davin Jeziorski
Name: Davin Jeziorski

Investment Amount: $10,000

IN WITNESS WHEREOF, the parties have executed this Share Purchase Agreement as of the date first written above.

[INVESTOR]

By: /s/ Allan Jeziorski
Name: Allan Jeziorski

Investment Amount: $10,000

IN WITNESS WHEREOF, the parties have executed this Share Purchase Agreement as of the date first written above.

[INVESTOR]

By: /s/ Patrick McShane
Name: Patrick McShane

Investment Amount: $25,000

IN WITNESS WHEREOF, the parties have executed this Share Purchase Agreement as of the date first written above.

[INVESTOR]

By: /s/ Timothy Branigan
Name: Timothy Branigan

Investment Amount: $20,000

IN WITNESS WHEREOF, the parties have executed this Share Purchase Agreement as of the date first written above.

[INVESTOR]

By: /s/ Richard Chase
Name: Richard Chase

Investment Amount: $10,000

IN WITNESS WHEREOF, the parties have executed this Share Purchase Agreement as of the date first written above.

[INVESTOR]

By: /s/ Eric A. Nawracaj
Name: Eric A. Nawracaj

Investment Amount: $10,000

IN WITNESS WHEREOF, the parties have executed this Share Purchase Agreement as of the date first written above.

[INVESTOR]

By: /s/ Steven H. Decker
Name: Steven H. Decker

Investment Amount: $15,000

IN WITNESS WHEREOF, the parties have executed this Share Purchase Agreement as of the date first written above.

[INVESTOR]

By: /s/ Brian T. LeClercq
Name: Brian T. LeClercq

Investment Amount: $24,000

IN WITNESS WHEREOF, the parties have executed this Share Purchase Agreement as of the date first written above.

[INVESTOR]

By: /s/ James J. Digiovanni
Name: James J. Digiovanni

Investment Amount: $15,000

IN WITNESS WHEREOF, the parties have executed this Share Purchase Agreement as of the date first written above.

[INVESTOR]

By: /s/ Stephen A. Kubinski
Name: Stephen A. Kubinski

Investment Amount: $32,000

IN WITNESS WHEREOF, the parties have executed this Share Purchase Agreement as of the date first written above.

[INVESTOR]

By: /s/ Sandra Santerelli
Name: Sandra Santerelli

Investment Amount: $50,000

IN WITNESS WHEREOF, the parties have executed this Share Purchase Agreement as of the date first written above.

[INVESTOR]

By: /s/ Scott Santerelli
Name: Scott Santerelli

Investment Amount: $10,000

IN WITNESS WHEREOF, the parties have executed this Share Purchase Agreement as of the date first written above.

[INVESTOR]

By: /s/ Dennis D. Santerelli
Name: Dennis D. Santerelli

Investment Amount: $25,000

IN WITNESS WHEREOF, the parties have executed this Share Purchase Agreement as of the date first written above.

[INVESTOR]

By: /s/ Kevin Dolan
Name: Kevin Dolan
Investment Amount: $24,000

IN WITNESS WHEREOF, the parties have executed this Share Purchase Agreement as of the date first written above.

[INVESTOR]

By: /s/ Richard Dolan
Name: Richard Dolan

Investment Amount: $24,000

IN WITNESS WHEREOF, the parties have executed this Share Purchase Agreement as of the date first written above.

[INVESTOR]

By: /s/ Joseph M. Lyon
Name: Joseph M. Lyon

Investment Amount: $1,600

IN WITNESS WHEREOF, the parties have executed this Share Purchase Agreement as of the date first written above.

[INVESTOR]

By: /s/ Kenneth Gillie
Name: Kenneth Gillie

Investment Amount: $4,000

IN WITNESS WHEREOF, the parties have executed this Share Purchase Agreement as of the date first written above.

[INVESTOR]

By: /s/ Timothy A. Giglio
Name: Timothy A. Giglio

Investment Amount: $4,000

IN WITNESS WHEREOF, the parties have executed this Share Purchase Agreement as of the date first written above.

[INVESTOR]

By: /s/ Cathy A. Guerra
Name: Cathy A. Guerra

Investment Amount: $2,500

IN WITNESS WHEREOF, the parties have executed this Share Purchase Agreement as of the date first written above.

[INVESTOR]

By: /s/ Michael L. Bittenbender
Name: Michael L. Bittenbender

Investment Amount: $2,500

IN WITNESS WHEREOF, the parties have executed this Share Purchase Agreement as of the date first written above.

[INVESTOR]

By: /s/ Scott A. Ferry
Name: Scott A. Ferry

Investment Amount: $2,500

IN WITNESS WHEREOF, the parties have executed this Share Purchase Agreement as of the date first written above.

[INVESTOR]

By: /s/ JoMarie Zander
Name: JoMarie Zander

Investment Amount: $5,000

IN WITNESS WHEREOF, the parties have executed this Share Purchase Agreement as of the date first written above.

[INVESTOR]

By: /s/ Jeff Stone Properties, Inc.
Name:
Title:

Investment Amount: $15,000

IN WITNESS WHEREOF, the parties have executed this Share Purchase Agreement as of the date first written above.

[INVESTOR]

By: /s/ Karl R. Ottosen
Name: Karl R. Ottosen

By: /s/ Wendy J. Ottosen
Name: Wendy J. Ottosen

Investment Amount: $8,000

IN WITNESS WHEREOF, the parties have executed this Share Purchase Agreement as of the date first written above.

[INVESTOR]

By: /s/ Jeff Ragsdale
Name: Jeff Ragsdale

Investment Amount: $21,000

IN WITNESS WHEREOF, the parties have executed this Share Purchase Agreement as of the date first written above.

[INVESTOR]

By: /s/ Andrew Montgomery
Name: Andrew Montgomery

Investment Amount: $10,000

IN WITNESS WHEREOF, the parties have executed this Share Purchase Agreement as of the date first written above.

[INVESTOR]

By: /s/ Stephen Axelson
Name: Stephen Axelson

Investment Amount: $160,000

IN WITNESS WHEREOF, the parties have executed this Share Purchase Agreement as of the date first written above.

[INVESTOR]

By: /s/ Richard P. Hyland
Name: Richard P. Hyland

Investment Amount: $96,000

IN WITNESS WHEREOF, the parties have executed this Share Purchase Agreement as of the date first written above.

[INVESTOR]

By: /s/ David Lies
Name: David Lies

Investment Amount: $200,000

IN WITNESS WHEREOF, the parties have executed this Share Purchase Agreement as of the date first written above.

[INVESTOR]

By: /s/ Robert Gillespie, M.D.
Name: Robert Gillespie, M.D.
Investment Amount: $20,000

IN WITNESS WHEREOF, the parties have executed this Share Purchase Agreement as of the date first written above.

[INVESTOR]

By: /s/ Rahul Agarwal
Name: Rahul Agarwal

Investment Amount: $100,000

SHARE ISSUANCES

Purchaser	No. of Shares
Don Hauschild	62,500
Dave Beamish	55,000
Paul Hauschild	62,500
Norman F. Siegel Living Trust Dated July 26th, 2005	375,000
Albert Pick III	25,000
Mark A. Bublick	50,000
Scott R. Shaffer	150,000
Robert J. Pierce	100,000
Mark D. Shoup	6,250
Michael McShane	50,000
Mark Moran	200,000
Jeff Stone Properties, Inc.	175,000
Donald B. Saunders	50,000
Aileen Daly	62,500
Robert E. Hord Jr.	62,500
Davin Jeziorski	12,500
Allan Jeziorski	12,500
Patrick McShane	31,250
Timothy Branigan	25,000
Richard Chase	12,500
Eric A. Nawracaj	12,500
Steven H. Decker	18,750
Brian T. LeClercq	30,000
James J. Digiovanni	18,750
Stephen A. Kubinski	40,000
Sandra Santerelli	62,500
Scott Santerelli	12,500
Dennis D. Santerelli	31,250
Kevin Dolan	30,000
Richard Dolan	30,000
Joseph M. Lyon	2,000
Kenneth Gillie	5,000
Timothy A. Giglio	5,000
Cathy A. Guerra	3,125
Michael L. Bittenbender	3,125
Scott A. Ferry	3,125
JoMarie Zander	6,250
Jeff Stone Properties, Inc.	18,750
Karl R. & Wendy J. Ottosen	10,000
Jeff Ragsdale	26,250
Andrew Montgomery	12,500
Stephen Axelson	200,000
Richard P. Hyland	120,000
David Lies	250,000
Robert Gillespie, MD	25,000
Rahul Agarwal	125,000